EXHIBIT 23.3


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of the use of our name and information related to reserves in Amendment No. 3 to the Annual Report on Form 10-K-A of Western Gas Resources, Inc. and Subsidiaries for the year ended December 31, 2003.

                                     Netherland, Sewell and Associates, Inc.


                                     By: /s/ Frederic D. Sewell
                                     _______________________________________
                                     Frederic D. Sewell
                                     Chairman and Chief Executive Officer


Dallas, Texas
December 2, 2004